Exhibit 99.1

                            JOINT FILING AGREEMENT
                         PURSUANT TO RULE 13D-1(K)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED:   January 27, 2004

                                 LIGHTYEAR PBI HOLDINGS, LLC


                                 By:  /s/ Bruce Rubin
                                      ---------------------------------------
                                      Name:  Bruce Rubin
                                      Title:  Manager


                                 THE LIGHTYEAR FUND, L.P.

                                          By:  Lightyear Fund GP, LLC,
                                                   its general partner

                                          By:  Marron & Associates, LLC,
                                                   its sole member


                                          By:  /s/ Bruce Rubin
                                               ------------------------------
                                                   Name:  Bruce Rubin,
                                                           Attorney-in-Fact
                                                           for Donald B. Marron

                                  THE LIGHTYEAR CO-INVEST PARTNERSHIP, L.P.

                                           By:  Lightyear Fund GP, LLC,
                                                    its general partner

                                           By:  Marron & Associates, LLC,
                                                    its sole member


                                           By:  /s/ Bruce Rubin
                                                ------------------------------
                                                    Name:  Bruce Rubin,
                                                           Attorney-in-Fact
                                                           for Donald B. Marron


                                  LIGHTYEAR FUND GP, LLC

                                           By:  Marron & Associates, LLC,
                                                    its sole member


                                           By:  /s/ Bruce Rubin
                                                ------------------------------
                                                 Name:  Bruce Rubin,
                                                         Attorney-in-Fact
                                                         for Donald B. Marron


                                                MARRON & ASSOCIATES, LLC


                                                By:  /s/ Bruce Rubin
                                                     --------------------------
                                                     Name:  Bruce Rubin,
                                                            Attorney-in-Fact for
                                                            Donald B. Marron


                                                DONALD B. MARRON, an individual


                                                /s/ Bruce Rubin
                                                -----------------------------
                                                Bruce Rubin, Attorney-in-Fact